                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K/A
                              (AMENDMENT NO. 2)
                               Current Report

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               October 19, 1998
--------------------------------------------------------------------------------
                               (Date of Report)

                               October 17, 1998
--------------------------------------------------------------------------------
                       (Date of earliest event reported)

                            McKESSON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

        Delaware                      1-13252                   94-3207296
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

              McKesson Plaza
             One Post Street
        San Francisco, California                                  94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

--------------------------------------------------------------------------------
      Registrant's telephone number, including area code (415) 983-8300

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        The undersigned Registrant hereby amends Item 7(b) Pro Forma Combined Condensed Consolidated Financial Data of McKesson and HBOC in its Current Report on Form 8-K/A.

        Item 7(b) is hereby amended by deleting it in its entirety and replacing it with Item 7(b) attached hereto and filed herewith.

        The purpose of this amendment is to reclassify certain noncurrent asset balances in the Pro Forma Combined Condensed Balance Sheet at September 30, 1998. Total asset balances did not change.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                McKESSON CORPORATION
                                                (Registrant)

Dated: November 6, 1998                         By /s/ Richard H. Hawkins
                                                --------------------------------
                                                Richard H. Hawkins
                                                Vice President and
                                                Chief Financial Officer

                                                By /s/ Heidi E. Yodowitz
                                                --------------------------------
                                                Heidi E. Yodowitz
                                                Controller

                    UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL DATA OF
                               McKESSON AND HBOC

    On October 18, 1998, McKesson Corporation ("McKesson") announced an agreement to acquire HBO & Company ("HBOC"). Terms of the merger call for each HBOC stockholder to receive .37 of a share of McKesson common stock for each share of HBOC common stock in a tax-free exchange. The merger is subject to regulatory approval, McKesson and HBOC stockholder approval and other customary conditions. HBOC and McKesson intend that the merger will be accounted for as a pooling of interests and expect that it will close in the first quarter of 1999.

    HBOC and Access Health, Inc. ("Access"), a provider of care management products and services to the healthcare industry through telephonic care centers, entered into a merger agreement dated September 28, 1998, as amended. The merger is subject to certain conditions, including the approval by Access stockholders.

    The following financial data present on a combined pro forma basis the condensed balance sheet of McKesson and the pro forma combined condensed balance sheet of HBOC and Access and the condensed statements of income of McKesson and the pro forma combined condensed statements of income of HBOC and Access. The pro forma financial data do not reflect any cost savings or other synergies anticipated by McKesson or HBOC management as a result of the merger. Also in connection with the merger, the companies expect to incur charges for merger-related costs which will be expensed in the period in which the merger is consummated. Management has not estimated the amount of such merger-related costs and the pro forma financial data do not reflect any such costs. The companies may have performed differently if they had always been combined. You should not rely on the pro forma information as being indicative of the historical results the combined companies would have had or the results that they will experience in the future.

    McKesson's fiscal year ends on March 31. HBOC's fiscal year ends on December
31. For purposes of combining HBOC's financial data with McKesson's historical financial data, the financial information of HBOC has been reported on a combined pro forma basis with Access using the twelve-month periods ended March 31, 1998, 1997 and 1996 and the six-month period ended September 30, 1998. In addition, the financial information of HBOC has been reported assuming the merger between HBOC and Access is consummated.

    The unaudited pro forma combined condensed consolidated financial data should be read in conjunction with the historical financial statements of McKesson and HBOC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             AT SEPTEMBER 30, 1998

                                 (in millions)

                                                                                HISTORICAL                 PRO FORMA
                                                                                 MCKESSON     HBOC(1)      COMBINED
                                                                                -----------  -----------  -----------
                                                       ASSETS
Current Assets:
  Cash and Cash Equivalents...................................................   $   103.5    $   602.6    $   706.1
  Marketable Securities Available for Sale....................................        28.1         36.3         64.4
  Receivables.................................................................     1,948.7        537.3      2,486.0
  Inventories.................................................................     3,207.2          5.7      3,212.9
  Prepaid Expenses............................................................        42.2         70.3        112.5
                                                                                -----------  -----------  -----------
    Total Current Assets......................................................     5,329.7      1,252.2      6,581.9
Property, Plant and Equipment, net............................................       479.8        138.8        618.6
Capitalized Software(2).......................................................         4.7(3)      83.2         87.9
Goodwill and Other Intangibles................................................       828.2        160.4        988.6
Other Assets..................................................................       374.5(3)      47.7        422.2
                                                                                -----------  -----------  -----------
    TOTAL ASSETS..............................................................   $ 7,016.9    $ 1,682.3    $ 8,699.2
                                                                                ===========  ===========  ===========

                                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Drafts and Accounts Payable.................................................   $ 2,848.4    $   108.4    $ 2,956.8
  Short-term Loans and Current Portion of Long-Term Debt......................       484.9          1.2        486.1
  Other Current Liabilities...................................................       475.4        277.0        752.4
                                                                                -----------  -----------  -----------
    Total Current Liabilities.................................................     3,808.7        386.6      4,195.3
Postretirement Obligations and Other Noncurrent Liabilities...................       240.4          7.7        248.1
Long-Term Debt................................................................     1,141.5          0.9      1,142.4
McKesson-obligated mandatorily redeemable convertible preferred securities of subsidiary grantor trust whose sole assets are junior subordinated
 debentures of McKesson.......................................................       195.5         --          195.5
Stockholders' Equity..........................................................     1,630.8      1,287.1      2,917.9
                                                                                -----------  -----------  -----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY................................   $ 7,016.9    $ 1,682.3    $ 8,699.2
                                                                                ===========  ===========  ===========

------------------------

(1) HBOC amounts are reported on a pro forma combined basis with Access, and have been reclassified from the historical HBOC presentation to conform to the McKesson financial statement presentation.

(2) Capitalized software represents costs to develop software for sale to customers.

(3) McKesson amounts have been reclassified from the historical McKesson presentation to conform to the HBOC financial statement presentation.

              PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                 FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

                   (in millions, except per share amounts)

                                                                                                    PRO FORMA
                                                                                             ------------------------
                                                                   HISTORICAL
                                                                    MCKESSON      HBOC(1)    ADJUSTMENTS   COMBINED
                                                                   -----------  -----------  -----------  -----------
Revenues.........................................................   $12,812.4    $   863.6    $            $13,676.0
Cost and Expenses:
Cost of Sales and Operations.....................................    11,981.4(2)     352.3                  12,333.7
Selling, Marketing, Distribution and Administration..............       684.1(2)     172.7                     856.8
Research and Development.........................................      --             55.4                      55.4
Nonrecurring Charge..............................................      --              6.0(3)                    6.0
Interest.........................................................        57.4       --                          57.4
                                                                   -----------  -----------  -----------  -----------
      Total Cost and Expenses....................................    12,722.9        586.4       --         13,309.3
                                                                   -----------  -----------  -----------  -----------
Income before Income Taxes and Dividends on Convertible Preferred
  Securities of Subsidiary Trust.................................        89.5(2)     277.2                     366.7
Income Taxes.....................................................       (34.9)      (110.6)                   (145.5)
Dividends on Convertible Preferred Securities of Subsidiary
  Trust, net of tax benefit......................................        (3.1)      --                          (3.1)
                                                                   -----------  -----------  -----------  -----------
        Net Income...............................................   $    51.5    $   166.6    $  --        $   218.1
                                                                   ===========  ===========  ===========  ===========
Earnings Per Common Share:
Diluted..........................................................   $    0.51    $    0.35                 $    0.78
Basic............................................................   $    0.54    $    0.36                 $    0.82

Shares on which Earnings Per Common Share were based:
Diluted..........................................................       106.2        477.7       (301.0)(4)    282.9
Basic............................................................        95.6        463.4       (292.0)(4)    267.0

 ------------------------

(1) HBOC amounts are reported on a pro forma combined basis with Access, and have been reclassified from the historical HBOC presentation to conform to the McKesson financial statement presentation.

(2) Includes $80.1 million in charges ($0.7 million in Cost of Sales and Operations and $79.4 million in Selling, Marketing, Distribution and Administration) for transaction costs, employee benefit change of control provisions and restructuring, integration and system installation costs associated primarily with acquisition-related activities, $52.3 million after-tax.

(3) Includes acquisition charges related to HBOC's acquisition of HPR, Inc. and Access' acquisition of InterQual, Inc., $3.8 million after-tax.

(4) Reflects the effect of the exchange ratio of 0.37 of a share of McKesson common stock for each share of HBOC common stock.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                   FOR THE TWELVE MONTHS ENDED MARCH 31, 1998

                    (in millions, except per share amounts)

                                                                                               PRO FORMA
                                                                                        -----------------------
                                                                 HISTORICAL
                                                                  MCKESSON    HBOC(1)   ADJUSTMENTS   COMBINED
                                                                 ----------  ---------  -----------  ----------
Revenues.......................................................  $ 20,857.3  $ 1,438.6   $           $ 22,295.9
Cost and Expenses:
  Cost of Sales and Operations.................................    19,336.0      610.2                 19,946.2
  Selling, Marketing, Distribution and Administration..........     1,159.1(2)   314.9                  1,474.0
  Research and Development.....................................      --          100.6                    100.6
  Nonrecurring Charge..........................................      --          107.9(4)                 107.9
  Interest.....................................................       102.5     --                        102.5
                                                                 ----------  ---------  -----------  ----------
      Total Cost and Expenses..................................    20,597.6    1,133.6      --         21,731.2
                                                                 ----------  ---------  -----------  ----------
Income before Income Taxes and Dividends on Convertible
  Preferred Securities of Subsidiary Trust.....................       259.7 (2)  305.0                    564.7
Income Taxes...................................................       (98.6)(3) (118.2)                  (216.8)
Dividends on Convertible Preferred Securities of Subsidiary
  Trust, net of tax benefit....................................        (6.2)                               (6.2)
                                                                 ----------  ---------  -----------  ----------
      Net Income...............................................  $    154.9  $   186.8   $  --       $    341.7
                                                                 ==========  =========  ===========  ==========

Earnings Per Common Share:
  Diluted......................................................  $     1.59  $    0.40               $     1.27
  Basic........................................................  $     1.69  $    0.41               $     1.32

Shares on which Earnings Per Common Share were based:
  Diluted......................................................       101.2      469.2      (295.6)(5)     274.8
  Basic........................................................        91.5      452.5      (285.1)(5)     258.9

 ------------------------

(1) HBOC amounts are reported on a pro forma combined basis with Access, and have been reclassified from the historical HBOC presentation to conform to the McKesson financial statement presentation.

(2) Includes $16.7 million in charges for the terminated merger with AmeriSource Health Corporation and $13.9 million in costs associated primarily with the integration and rationalization of recent acquisitions, $25.4 million after-tax in the aggregate.

(3) Includes a non-recurring $4.6 million favorable tax adjustment.

(4) Includes acquisition charges related to HBOC's acquisitions of AMISYS Managed Care Systems, Inc., Enterprise Systems, Inc., HPR, Inc. and National Health Enhancement Systems, Inc. and the merger of Access Health, Inc. and Informed Access Systems Inc., $61.4 million after-tax.

(5) Reflects the effect of the exchange ratio of 0.37 of a share of McKesson common stock for each share of HBOC common stock.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED MARCH 31, 1997

                    (in millions, except per share amounts)

                                                                                               PRO FORMA
                                                                                        -----------------------
                                                                 HISTORICAL
                                                                  MCKESSON    HBOC(1)   ADJUSTMENTS   COMBINED
                                                                 ----------  ---------  -----------  ----------
Revenues.......................................................  $ 15,710.8  $ 1,123.9   $           $ 16,834.7

Cost and Expenses:
Cost of Sales and Operations...................................    14,673.5      487.3                 15,160.8
Selling, Marketing, Distribution and Administration............       944.5(2)   290.9                  1,235.4
Research and Development.......................................      --           97.5                     97.5
Nonrecurring Charge............................................      --           83.5(3)                  83.5
Interest.......................................................        55.7     --                         55.7
                                                                 ----------  ---------  -----------  ----------
      Total Cost and Expenses..................................    15,673.7      959.2      --         16,632.9
                                                                 ----------  ---------  -----------  ----------
Income before Income Taxes and Dividends on Convertible
  Preferred Securities of Subsidiary Trust.....................        37.1(2)   164.7                    201.8
Income Taxes...................................................       (31.3)     (67.5)                   (98.8)
Dividends on Convertible Preferred Securities of Subsidiary
  Trust, net of tax benefit....................................        (0.7)    --                         (0.7)
                                                                 ----------  ---------  -----------  ----------
Income after Taxes:
Continuing Operations..........................................         5.1(2)    97.2      --            102.3
Discontinued Operations........................................         8.6     --                          8.6
Discontinued Operations--Gain on Sale of Armor All Stock.......       120.2     --                        120.2
                                                                 ----------  ---------  -----------  ----------
      Net Income...............................................  $    133.9  $    97.2   $  --       $    231.1
                                                                 ==========  =========  ===========  ==========
Earnings Per Common Share:
Diluted:
Continuing Operations..........................................  $     0.06  $    0.21               $     0.40
Discontinued Operations........................................        0.10     --                         0.03
Discontinued Operations--Gain on Sale of Armor All Stock.......        1.35     --                         0.46
                                                                 ----------  ---------               ----------
      Total....................................................  $     1.51  $    0.21               $     0.89
                                                                 ==========  =========  ===========  ==========
Basic:
Continuing Operations..........................................  $     0.06  $    0.22               $     0.42
Discontinued Operations........................................        0.10     --                         0.03
Discontinued Operations--Gain on Sale of Armor All Stock.......        1.41     --                         0.49
                                                                 ----------  ---------               ----------
      Total....................................................  $     1.57  $    0.22               $     0.94
                                                                 ==========  =========  ===========  ==========
Shares on which Earnings Per Common Share were based:
Diluted........................................................        89.4      458.5      (288.9)(4)    259.0
Basic..........................................................        85.5      434.7      (273.8)(4)    246.4

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
             FOR THE TWELVE MONTHS ENDED MARCH 31, 1997 (CONTINUED)


------------------------
(1) HBOC amounts are reported on a pro forma combined basis with Access, and have been reclassified from the historical HBOC presentation to conform to the McKesson financial statement presentation.

(2) Includes $98.8 million in charges for restructuring, asset impairment and other operating items and $48.2 million for the write-off of in-process technology related to the acquisition of McKesson Automated Healthcare Inc., $109.5 million after-tax in the aggregate.

(3) Includes acquisition charges related to HBOC's acquisitions of CyCare Systems, Inc., Management Software, Inc. and GMIS, Inc. and the merger of Access Health, Inc. and Informed Access System Inc., $50.2 million after-tax.

(4) Reflects the effect of the exchange ratio of 0.37 of a share of McKesson common stock for each share of HBOC common stock.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                   FOR THE TWELVE MONTHS ENDED MARCH 31, 1996

                    (in millions, except per share amounts)

                                                                                                  PRO FORMA
                                                                                          -------------------------
                                                                 HISTORICAL
                                                                  MCKESSON     HBOC(1)     ADJUSTMENTS    COMBINED
                                                                 ----------  -----------  -------------  ----------
Revenues.......................................................  $ 12,964.8   $   835.9     $            $ 13,800.7

Cost and Expenses:
Cost of Sales and Operations...................................    12,049.3       384.5                    12,433.8
Selling, Marketing, Distribution and Administration............       674.2       239.5                       913.7
Research and Development.......................................      --            78.1                        78.1
Nonrecurring Charge............................................      --           136.5(2)                    136.5
Interest.......................................................        44.4        --                          44.4
                                                                 ----------  -----------       ------    ----------
      Total Cost and Expenses..................................    12,767.9       838.6          --        13,606.5
                                                                 ----------  -----------       ------    ----------
Income (Loss) Before Income Taxes..............................       196.9        (2.7)                      194.2
Income Taxes...................................................       (76.2)        0.6                       (75.6)
                                                                 ----------  -----------       ------    ----------
Income (Loss) After Taxes:
Continuing Operations..........................................       120.7        (2.1)                      118.6
Discontinued Operations........................................        14.7                                    14.7
                                                                 ----------  -----------       ------    ----------
      Net Income (Loss)........................................  $    135.4   $    (2.1)    $    --      $    133.3
                                                                 ==========  ===========       ======    ==========
Earnings (Loss) Per Common Share:
Diluted:
Continuing Operations..........................................  $     1.29   $   (0.01)                 $     0.48
Discontinued Operations........................................        0.16        --                          0.06
                                                                 ----------  -----------                 ----------
      Total....................................................  $     1.45   $   (0.01)                 $     0.54
                                                                 ==========  ===========                 ==========
Basic:
Continuing Operations..........................................  $     1.36   $   (0.01)                 $     0.51
Discontinued Operations........................................        0.17        --                          0.06
                                                                 ----------  -----------                 ----------
      Total....................................................  $     1.53   $   (0.01)                 $     0.57
                                                                 ==========  ===========                 ==========
Shares on which Earnings (Loss) Per Common Share were based:
Diluted........................................................        93.2       394.7        (238.7)(3)     249.2
Basic..........................................................        88.8       394.7        (248.7)(3)     234.8

 ------------------------
(1) HBOC amounts are reported on a pro forma combined basis with Access, and have been reclassified from the historical HBOC presentation to conform to the McKesson financial statement presentation.

(2) Includes acquisition charges related to HBOC's acquisitions of First Data Health Systems Corporation and CliniCom Incorporated, $81.9 million after-tax.

(3) Reflects the effect of the exchange ratio of 0.37 of a share of McKesson common stock for each share of HBOC common stock.